Filed Pursuant to Rule 497(a)

Registration No. 333-234798

Rule 482ad

Oaktree Specialty Lending Corporation Prices Public Offering of

$350,000,000 2.700% Notes due 2027

LOS ANGELES, CA, May 11, 2021 – Oaktree Specialty Lending Corporation (NASDAQ: OCSL) (“Oaktree Specialty Lending” or the “Company”), a specialty finance company, today announced that it has priced an underwritten public offering of $350.0 million aggregate principal amount of 2.700% notes due 2027. The notes will mature on January 15, 2027 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable.

Matt Pendo, President and Chief Operating Officer, said, “We are pleased to be expanding our financing sources with the pricing of this attractive, long-term debt. We believe this transaction represents an important milestone for us as we further strengthen our balance sheet and improve our funding flexibility following the recent closing of the merger with Oaktree Strategic Income Corporation.”

RBC Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and SMBC Nikko Securities America, Inc. are acting as joint book-running managers for this offering. BofA Securities, Inc., ING Financial Markets LLC, J.P. Morgan Securities LLC, MUFG Securities Americas Inc., Barclays Capital Inc., CIBC World Markets Corp., Goldman Sachs & Co. LLC, Keefe, Bruyette & Woods, A Stifel Company, KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC, Santander Investment Securities Inc., CIT Capital Securities LLC, R. Seelaus & Co., LLC, Hovde Group, LLC, JMP Securities LLC, Oppenheimer & Co. Inc. and Wells Fargo Securities, LLC are acting as co-managers for this offering. The offering is expected to close on May 18, 2021, subject to customary closing conditions.

Oaktree Specialty Lending expects to use the net proceeds of this offering to reduce its outstanding debt under its revolving credit facility and for general corporate purposes.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Oaktree Specialty Lending before investing. The pricing term sheet dated May 11, 2021, the preliminary prospectus supplement dated May 11, 2021 and the accompanying prospectus dated January 13, 2020, each of which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Oaktree Specialty Lending and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from RBC Capital Markets, LLC at 200 Vesey Street, 8th Floor, New York, New York 10281, toll-free: 1-866-375-6829; Citigroup Global Markets Inc. at c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, toll-free: 1-800-831-9146, e-mail prospectus@citi.com; Deutsche Bank Securities Inc. at 60 Wall Street, New York, New York 10005-2836, Attn: Prospectus Group, toll-free: 1-800-503-4611, email prospectus.CPDG@db.com; or SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, toll-free: 1-888-868-6856.

About Oaktree Specialty Lending Corporation

Oaktree Specialty Lending Corporation (NASDAQ:OCSL) is a specialty finance company dedicated to providing customized one-stop credit solutions to companies with limited access to public or syndicated capital markets. The Company’s investment objective is to generate current income and capital appreciation by providing companies with flexible and innovative financing solutions including first and second lien loans, unsecured and mezzanine loans, and preferred equity. The Company is regulated as a business development company under the Investment Company Act of 1940, as amended, and is managed by Oaktree Fund Advisors, LLC, an affiliate of Oaktree Capital Management, L.P.

Forward-Looking Statements

Some of the statements in this press release constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to: future operating results of the Company and distribution projections; business prospects of the Company and the prospects of its portfolio companies; and the impact of the investments that the Company expects to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) changes in the economy, financial markets and political environment; (ii) risks associated with possible disruption in the operations of the Company or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; (iii) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (iv) conditions in the Company’s operating areas, particularly with respect to business development companies or regulated investment companies; (v) general considerations associated with the COVID-19 pandemic; and (vi) other considerations that may be disclosed from time to time in the Company’s publicly disseminated documents and filings.

The Company has based the forward-looking statements included in this press release on information available to it on the date of this press release, and the Company assumes no obligation to update any such forward-looking statements. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that it may make directly to you or through reports that the Company in the future may file with the Securities and Exchange Commission, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contacts

Investor Relations:

Oaktree Specialty Lending Corporation

Michael Mosticchio

(212) 284-1900

ocsl-ir@oaktreecapital.com